Exhibit 10.1

AMENDMENT NO. 1 TO THE
CREDIT AGREEMENT

Dated as of April 22, 2005

          AMENDMENT NO. 1 TO THE CREDIT AGREEMENT (this “Amendment”) among COMUNICACIONES NEXTEL DE MÉXICO, S.A. DE C.V., a sociedad anónima de capital variable organized and existing under the laws of México (the “Borrower”), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the “Lenders”) and CITIBANK, N.A., as administrative agent (the “Agent”) for the Lenders.

          PRELIMINARY STATEMENTS:

          (1) The Borrower, the Lenders and the Agent have entered into a Credit Agreement dated as of October 27, 2004 (such Credit Agreement, as amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

          (2) The Borrower and each of the Lenders have agreed to amend the Credit Agreement to extend the availability of the Commitments as hereinafter set forth.

          (3) Each of the Lenders are, on the terms and conditions stated below, willing to grant the request of the Borrower and the Borrower and each of the Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

          SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended by replacing the definition of “Availability Period” in Section 1.01 with the following:

     “Availability Period” means the period commencing on the Closing Date and ending on May 31, 2005.”

          SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Amendment executed by the Borrower and all of the Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment, and the consent, as attached hereto, of each of the Subsidiary Guarantors (the “Consent”). This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement, and Section 1 hereof shall become effective when, and only when, the Agent shall have additionally received all of the following documents, each such document (unless otherwise specified) dated the date of receipt thereof by the Agent (unless otherwise specified) and in sufficient copies for each Lender, in form and substance satisfactory to the Agent (unless otherwise specified) and in sufficient copies for each Lender:

     (a) Copies of the (A) resolutions of the Board of Directors and/or Shareholders of each Loan Party approving this Amendment, (B) the current by-laws (estatutos sociales) of each Loan Party as in effect on the date the resolutions specified in clause (A) were adopted, (C) a power of attorney authorizing the relevant officers of each Loan Party to execute this Amendment and any other document pertaining to the same and (D) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment and the Consent and a certificate of the Secretary or an Assistant Secretary of each Loan Party certifying the absence of any change or amendment to the by-laws (estatutos sociales) of each Loan Party since the date the resolutions specified in clause (A) were adopted.

     (b) A certificate of the Secretary or an Assistant Secretary of each Loan Party certifying the names and true signatures of the officers of such Loan Party authorized to sign this Amendment and the other documents to be delivered hereunder.

     (c) Evidence that all fees and expenses of the Agent (including the fees and expenses of counsel to the Agent) in connection with the execution of this Amendment have been or will be promptly paid by the Borrower.

     (d) A certificate signed by a duly authorized officer of the Borrower stating that:

     (i) The representations and warranties contained in Section 4 below are correct on and as of the date of such certificate as though made on and as of such date; and

     (ii) No event has occurred and is continuing that constitutes a Default.

          SECTION 3. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

     (a) Each Loan Party is a limited liability corporation with variable capital (sociedad anonima de capital variable) duly existing and legally incorporated under the laws of Mexico and has all requisite corporate power and authority (including, without limitation, all governmental licenses, permits and other approvals) to own, lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

     (b) The execution, delivery and performance by each Loan Party of this Amendment and the Consent and the consummation of the transactions contemplated hereby and thereby, (i) are within each Loan Party’s corporate powers, have been duly authorized by all necessary corporate action and do not contravene (A) the by-laws (estatutos sociales) of such Loan Party or (B) any law, regulation or any material contractual obligation binding on or affecting such Loan Party (including, without limitation, any contractual obligation involving payment obligations in excess of U.S. $10,000,000 or the Peso Equivalent thereof) with respect to such Loan Party and (ii) do not result in the imposition of any Lien on any asset of such Loan Party.

     (c) No authorization or approval or other action by, or notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery and performance by any Loan Party of this Amendment (other than filings that such Loan Party is required to make, if any, for tax purposes, with the Ministry of Finance, all of which have been duly made or obtained) or the Consent.

     (d) This Amendment and the Consent will be duly executed and delivered by each Loan Party that is a party hereto or thereto. This Amendment and the Consent when delivered will be a legal, valid and binding obligation of each Loan Party that is a party hereto or thereto enforceable against such Loan Party in accordance with its terms.

     (e) There is no pending or to the best knowledge of the Borrower or its Material Subsidiaries, threatened action, suit, investigation, litigation or proceeding (including, without limitation, any Environmental Action) affecting any Loan Party or any of its Subsidiaries before any court, governmental agency or arbitrator that (i) if adversely determined, would be likely to have a Material Adverse Effect, except as previously disclosed in Schedule 3.01(d) of the Credit Agreement or (ii) purports to affect the legality, validity or enforceability of any Loan Documents, or the consummation of the transactions contemplated hereby or thereby.

     (f) The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the U.S. Federal Reserve System), and no proceeds of the Loans will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

     (g) Each Loan Party and each of their respective Subsidiaries has filed, has caused to be filed or has been included in all tax returns (national, departmental, local, municipal and foreign) required to be filed and has paid all taxes, assessments, fees, related liabilities and other charges (including interest and penalties) due with respect to the years covered by such returns, except where such taxes or liabilities are being contested in good faith and by proper proceedings.

     (h) Each Loan Party and each of their respective Subsidiaries is in material compliance with all applicable laws, ordinances, rules, regulations and requirements of all governmental authorities (including, without limitation, all governmental licenses, certificates, permits, franchises and other governmental authorizations and approvals, (including, without limitation, the Concession Titles) necessary to the ownership of its properties or to the conduct of its business, Environmental Laws, and laws with respect to social security and pension fund obligations, final judgments and court orders.)

     (i) To the best of any Loan Party’s knowledge, no income, stamp or other taxes (other than taxes on, or measured by, net income or net profits) or levies, imposts, deductions, charges, compulsory loans or withholdings whatsoever are or will be, under applicable law in Mexico, imposed, assessed, levied or collected by Mexico or any political subdivision or taxing authority thereof or therein either (i) on or by virtue of the execution, delivery, performance, enforcement or admissibility into evidence of this Amendment or the Consent or (ii) on any payment to be made by any Loan Party pursuant to this Amendment, the Consent, or any other Loan Document other than withholding taxes payable by any Loan Party pursuant to any Loan Document on payments of interest, commissions and fees, made by any Loan Party to a non resident of Mexico for tax purposes.

     (j) Each Loan Party is subject to civil and commercial law with respect to its obligations under this Amendment and the Consent, and the execution, delivery and performance by such Loan Party of this Amendment or the Consent, as the case may be, constitute private and commercial acts (jure gestionis acts) rather than public or governmental acts (jure imperil acts). None of the Loan Parties or any of their Subsidiaries or any of their respective properties has any immunity from jurisdiction of any court or from set-off or any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) under the laws of Mexico. Each Loan Party’s choice of governing law as New York law and its consent to submission to the jurisdiction of New York federal and state courts under this Amendment is legal, valid and binding under Mexican Law.

     (k) This Amendment, the Credit Agreement as amended hereby, and the Consent are each in proper legal form under the law of Mexico for the enforcement thereof against each Loan Party which is party thereto under the law of Mexico; and to ensure the legality, validity, enforceability or admissibility in evidence of this Amendment, the Credit Agreement as amended hereby, and the Consent in Mexico it is not necessary that any such document or any other document be registered, filed or recorded with any court or other authority in Mexico or that any stamp or similar tax be paid on or in respect of any document, except that in the event that any legal proceedings with respect to this Amendment, the Credit Agreement as amended hereby, or the Consent are brought in the courts of Mexico, a Spanish translation of the document required in such proceedings prepared by a Mexican court-approved translator would have to be approved by the court after the defendant had been given an opportunity to be heard with respect to the accuracy of such translation, and the proceedings would thereafter be based upon the translated documents. Any judgment against any Loan Party of a state or United States federal court in the State of New York, United States is capable of being enforced in the courts of Mexico; except that if any legal proceedings for the enforcement of such judgment are brought in the courts of Mexico, a Spanish translation of such judgment prepared by a Mexican court-approved translator would have to be approved by the court after the defendant has been given an opportunity to be heard with respect to the accuracy of the translation, and the proceedings would thereafter be based on the translated judgment. There is no requirement for the Agent, nor any Lender, to be licensed or qualified with any governmental authority solely by reason of the execution and performance of this Amendment, the Credit Agreement as amended hereby, or the Consent.

     (l) Neither the Borrower nor any of its Subsidiaries is an “investment company”, or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended.

     (m) No information, exhibit or report furnished by or on behalf of any Loan Party to the Agent or the Lenders in connection with the negotiation and execution of this Amendment or pursuant to the terms of this Amendment contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein not misleading.

     (n) There are no strikes, slowdowns or work stoppages, and, to the best knowledge of the Borrower, none is currently threatened, by the employees of the Borrower or any of its Material Subsidiaries that could reasonably be expected to have a Material Adverse Effect.

     (o) Each Loan Party and each of the Borrower’s Material Subsidiaries (excluding Multifon, S.A. de C.V., until such time as Multifon, S.A. de C.V. becomes Solvent pursuant to the requirements of Section 5.01(n) of the Credit Agreement) is and immediately after the execution and delivery of this Amendment will be Solvent.

          SECTION 4. Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

          (b) The Credit Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents.

          SECTION 5. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 8.04 of the Credit Agreement.

          SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

COMUNICACIONES NEXTEL DE MEXICO, S.A. DE C.V. as Borrower
By:	/s/
Title: VP & General Counsel

By:	/s/
Title: VP

CITIBANK, N.A. as Administrative Agent
By:	/s/ Carlos Corona
Title: Vice President

BANCO DE CREDITO DEL PERU, as Lender
By:	/s/ Alfredo Montero
Title: General Manager

/s/ Jose Larrabure
Title: Assistant Vice President

STANDARD CHARTERED BANK, as Lender
By:	/s/ Monica Molina A2385
Title: Assistant Vice President

/s/ James P. Hughes A2386
Vice President

SCOTIABANK INVERLAT, S.A., as Lender
By:	/s/
Title:

12 ABN AMRO BANK N.V., as Lender
By:	/s/
Title: Vice President

By:	/s/ BORIS R. ESPINOZA
Title: VICE PRESIDENT
TELECOMS & MEDIA FINANCE LATIN AMERICA

BANCO MERCANTIL DEL NORTE S.A. as Lender
By:	/s/
Title: Director Banca Corporativa

By:	/s/
Title: Director Investments

14

BANCO NACIONAL DE COMERCIO EXTERIOR, S.N.C. as Lender
By:	/s/ LUIS ALFONSO ACOSTA COBOS
Title: DIRECTOR CORPORATE FINANCE

By:	/s/ BERNARDO GARCIA FRANCO
Title: VICE PRESIDENT CORPORATE FINANCE

BANCO NACIONAL DE MEXICO, S.A. as Lender
By:	/s/ Antonio Munioz Gumez
Title: DIRECTOR

By:	/s/ Roberto Luis Castilto
Title: DIRECTOR EJECUTIVO

16

BAYERISCHE HYPO — UND VEREINSBANK A.G., as Lender
By:	/s/ URS B. Fischer
Title: DIRECTOR

By:	/s/ Lara Cunha
Title: Associate Director

CITIBANK N.A., NASSAU, BAHAMAS BRANCH as Lender
By:	/s/ LESLIE MUNROE
Title: ATTORNEY-IN-FACT CITIBANK N.A. NASSAU, BAHAMAS BRANCH

EXPORT DEVELOPMENT CANADA As Lender

/s/ Luisa Rebollcdo
By:	Luisa Rebollcdo
Title:	Financial Services Manager

/s/ James Mclntyre
By:	James Mclntyre
Title:	Sr. Financial Services Manager

HSBC MEXICO, S.A. as Lender
By:	/s/
Title:	DIRECTOR EXECUTIVE

SOCIETE GENERALE as Lender
By:	/s/
Title: Managing Director

CONSENT

Dated as of April [22], 2005

          Each of the undersigned, as Subsidiary Guarantors under the Subsidiary Guaranty dated October 27,2004 ( the “Subsidiary Guaranty” in favor of the Agent and the Lenders Parties to the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment , the Subsidiary Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Subsidiary Guaranty to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Agreement, as amended by such Amendment.

INVERSIONES NEXTEL DE MEXICO, S.A. DE. C.V., as Subsidiary Guarantor
By:	/s/
Title: VP & General Counsel

By:	/s/
Title: VP

SERVICIOS DE RADIOCOMUNICACION MOVIL DE MEXICO, S.A. DE C.V., as Subsidiary Guarantor
By:	/s/
Title: VP & General Counsel

By:	/s/
Title: VP

SISTEMAS DE COMUNICACIONES TRONCALES, S.A. DE C.V., as Subsidiary Guarantor
By:	/s/
Title: VP & General Counsel

By:	/s/
Title: VP

TELETRANSPORTES INTEGRALES, S.A. DE C.V., as Subsidiary Guarantor
By:	/s/
Title: VP & General Counsel

By:	/s/
Title: VP